BLACKROCK EQUITY DIVIDEND FUND

(the “Fund”)

Supplement dated April 6, 2017 to the Statement of Additional Information dated November 28, 2016, as amended or supplemented to date

Effective March 30, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Managers

The Fund is supported by a team of financial professionals who are responsible for investment research and selection. The lead members of this team are Robert M. Shearer, CFA, and Tony DeSpirito. Mr. Shearer and Mr. DeSpirito are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of July 31, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Robert M. Shearer	11	6	2	0	0	0

	$5.04 Billion	$1.65 Billion	$435.1 Million	$0	$0	$0

Tony DeSpirito	9	5	2	0	0	0

	$3.84 Billion	$1.65 Billion	$435.1 Million	$0	$0	$0

The subsection of the Statement of Additional Information entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

As of July 31, 2016, the Fund’s most recently completed fiscal year end, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range

Robert M. Shearer, CFA	Over $	1,000,000

Tony DeSpirito	Over $	1,000,000

Shareholders should retain this Supplement for future reference.

SAI-10559-0417SUP